EXHIBIT 99.1


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

      MORGAN STANLEY
      MSAC 2004-HE4

         Group 2


Selection Criteria: Group 2
Table of Contents

1. Northern-Southern California
-------------------------------
2. Lien Position
----------------
3. Combined Original LTV Ratios (%) above 80%
---------------------------------------------
4. Credit Scores below 600
--------------------------




1. Northern-Southern California
-----------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                     Mortgage
                                                      Pool by
                                         Aggregate   Aggregate   Weighted   Weighted
                               Number     Cut-off     Cut-off    Average     Average   Weighted
                                 of        Date        Date       Gross     Combined   Average                                %
                              Mortgage   Principal   Principal   Interest   Original     FICO        %            %       Rate-Term
Northern-Southern California    Loans   Balance ($)   Balance    Rate (%)      LTV      Score     Purchase  Cashout Refi    Refi
-----------------------------------------------------------------------------------------------------------------------------------
California-Northern                331   82,810,366      33.76      6.578      81.44        634      32.11         60.93       6.96
-----------------------------------------------------------------------------------------------------------------------------------
California-Southern                673  162,467,479      66.24      6.730      79.81        629      31.66         63.16       5.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,004  245,277,845     100.00      6.679      80.36        631      31.81         62.41       5.78
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------





                                  %                     %                                      %       %       %       %
                               Primary       %        Second    %      %           %         2 - 4   Full   Stated  Limited
Northern-Southern California    Occup.   Investment    Home    SFR    PUD     Condominium   Family    Doc     Doc     Doc
-----------------------------------------------------------------------------------------------------------------------------
California-Northern              93.61         5.77     0.62  86.34   7.50           3.94     2.23   53.98   41.86     4.15
-----------------------------------------------------------------------------------------------------------------------------
California-Southern              93.16         6.84     0.00  79.24   7.12           6.38     7.26   52.88   42.30     4.82
-----------------------------------------------------------------------------------------------------------------------------
Total:                           93.31         6.48     0.21  81.64   7.25           5.56     5.56   53.25   42.15     4.60
-----------------------------------------------------------------------------------------------------------------------------




2. Lien Position
-----------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                     Mortgage
                                                      Pool by
                                         Aggregate   Aggregate   Weighted   Weighted
                               Number     Cut-off     Cut-off    Average     Average   Weighted
                                 of        Date        Date       Gross     Combined   Average                                %
                              Mortgage   Principal   Principal   Interest   Original     FICO        %            %       Rate-Term
Lien Position                   Loans   Balance ($)   Balance    Rate (%)      LTV      Score     Purchase  Cashout Refi    Refi
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                         3,613  649,991,238      97.89      7.025      80.30        615      27.93         62.89       9.18
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien                           286   14,044,163       2.11      9.528      99.95        646      78.41         21.22       0.36
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           3,899  664,035,401     100.00      7.078      80.71        616      28.99         62.01       9.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------





                                  %                     %                                      %       %       %       %
                               Primary       %        Second    %      %           %         2 - 4   Full   Stated  Limited
Lien Position                   Occup.   Investment    Home    SFR    PUD     Condominium   Family    Doc     Doc     Doc
-----------------------------------------------------------------------------------------------------------------------------
1st Lien                         93.49         5.58     0.93  77.55   9.49           4.51     8.44   54.67   40.68     4.65
-----------------------------------------------------------------------------------------------------------------------------
2nd Lien                        100.00         0.00     0.00  66.29  20.37          10.71     2.62   83.57    7.09     9.34
-----------------------------------------------------------------------------------------------------------------------------
Total:                           93.63         5.46     0.91  77.32   9.72           4.65     8.31   55.28   39.97     4.75
-----------------------------------------------------------------------------------------------------------------------------




3. Combined Original LTV Ratios (%) above 80%
----------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                     Mortgage
                                                      Pool by
                                         Aggregate   Aggregate  Weighted   Weighted
                               Number     Cut-off     Cut-off   Average     Average   Weighted
                                 of        Date        Date      Gross     Combined   Average                               %
Combined Original LTV         Mortgage   Principal   Principal  Interest   Original     FICO      %            %        Rate-Term
Ratios (%) above 80%            Loans   Balance ($)   Balance   Rate (%)      LTV      Score   Purchase  Cashout Refi     Refi
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                      577  104,638,249      37.01     7.194      84.35        597    16.75         73.58        9.67
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                      547  111,130,203      39.31     7.074      89.57        627    25.37         65.70        8.94
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                      201   38,629,720      13.66     7.197      94.70        623    28.86         59.88       11.26
----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                     370   28,337,770      10.02     8.579      99.91        659    73.01         22.76        4.24
----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,695  282,735,943     100.00     7.286      89.37        619    27.43         63.52        9.06
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------





                                 %                     %                                      %       %       %       %
Combined Original LTV         Primary       %        Second    %      %           %         2 - 4   Full   Stated  Limited
Ratios (%) above 80%           Occup.   Investment    Home    SFR    PUD     Condominium   Family    Doc     Doc     Doc
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                   93.23         6.52     0.25  80.08  10.45           3.18     6.29   56.61   38.11     5.27
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                   94.44         3.42     2.15  76.86   9.94           4.19     9.01   53.88   41.94     4.18
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                   99.77         0.00     0.23  78.06  11.94           5.35     4.64   82.28   16.74     0.98
----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                 100.00         0.00     0.00  66.61  21.95           6.46     4.98   74.16   16.31     9.53
----------------------------------------------------------------------------------------------------------------------------
Total:                          95.28         3.76     0.97  77.19  11.60           4.20     7.00   60.80   34.51     4.68
----------------------------------------------------------------------------------------------------------------------------




4. Credit Scores below 600
----------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                     Mortgage
                                                      Pool by
                                         Aggregate   Aggregate   Weighted  Weighted
                               Number     Cut-off     Cut-off    Average    Average   Weighted
                                 of        Date        Date       Gross    Combined   Average                               %
                              Mortgage   Principal   Principal   Interest  Original     FICO       %            %       Rate-Term
Credit Scores below 600         Loans   Balance ($)   Balance    Rate (%)     LTV      Score    Purchase  Cashout Refi    Refi
----------------------------------------------------------------------------------------------------------------------------------
NA                                   1       38,459       0.01     11.030     70.00          0      0.00        100.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
500 - 524                          314   42,153,417      15.36      8.433     73.46        513      6.33         84.73       8.93
----------------------------------------------------------------------------------------------------------------------------------
525 - 549                          461   67,868,636      24.74      7.997     76.77        537      8.37         78.92      12.71
----------------------------------------------------------------------------------------------------------------------------------
550 - 574                          488   76,707,843      27.96      7.465     79.84        562     16.24         75.30       8.45
----------------------------------------------------------------------------------------------------------------------------------
575 - 599                          529   87,579,979      31.92      7.228     80.52        588     23.61         69.52       6.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,793  274,348,334     100.00      7.670     78.32        557     15.12         75.80       9.07
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------





                                  %                     %                                      %       %       %       %
                               Primary       %        Second     %      %           %         2 - 4   Full   Stated  Limited
Credit Scores below 600         Occup.   Investment    Home     SFR    PUD     Condominium   Family    Doc     Doc     Doc
-----------------------------------------------------------------------------------------------------------------------------
NA                              100.00         0.00     0.00  100.00   0.00           0.00     0.00  100.00    0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
500 - 524                        96.25         3.50     0.25   82.71   8.74           2.83     5.72   65.12   30.96     3.92
-----------------------------------------------------------------------------------------------------------------------------
525 - 549                        98.24         1.45     0.31   81.27  10.15           3.22     5.36   61.23   30.47     8.31
-----------------------------------------------------------------------------------------------------------------------------
550 - 574                        95.64         3.46     0.89   87.94   4.93           3.22     3.91   66.86   29.91     3.23
-----------------------------------------------------------------------------------------------------------------------------
575 - 599                        96.12         3.16     0.72   78.54  12.70           2.55     6.22   62.40   32.09     5.51
-----------------------------------------------------------------------------------------------------------------------------
Total:                           96.53         2.87     0.60   82.49   9.28           2.95     5.28   63.78   30.90     5.32
-----------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.